SECURITIES AND EXCHANGE COMMISSION

                                 Washington, DC 20549
                                ---------------------





                                      FORM 8-K/A

                                    CURRENT REPORT


          Pursuant to Section 13 or 15(d) of the Securities Exchange Act of
          1934


          Date of Report (date of earliest event reported)September 3, 1998
                                                          -----------------



                            TransCor Waste Services, Inc.
          -----------------------------------------------------------------
                (Exact name of registrant as specified in its charter)


                Florida                1-11822         65-0369288
          -----------------------------------------------------------------
          (State or other jurisdiction  (Commission           (IRS Employer
           of incorporation)            File Number)   (Identification No.)


                      1502 Second Avenue, East - Tampa, FL 33605
          -----------------------------------------------------------------
                       (Address of principal executive offices)


          Registrant s telephone number, including area code:(813) 248-3878

                                                              -------------
          -----------------------------------------------------------------
            (Former name or former address, if changed since last report.)





          Item 2.   Disposition of Assets
          -------   ---------------------

               On September 3, 1998, Kimmins Recycling Corp. ( KRC ), a wholly-owned subsidiary of TransCor Waste Services, Inc. ( TransCor ), sold all of the outstanding shares of stock of KRC to Eastern Environmental Services, Inc. ( EESI ) for a purchase price of $57,799,356. This included $18,740,804 in cash plus a number of shares of Eastern s common stock ( EESI stock ) having a value of $17,000,000. This transaction was fully described in TransCor s quarterly report on Form 10-Q for the quarter ended June 30, 1998.

          Item 7.   Financial Statements and Exhibits
          -------   ---------------------------------

                    (a)  Financial statements

                         Not applicable.

                    (b)  Pro-Forma Financial Information

                         Pro   Forma   Consolidated   Financial   Statement
                         Information as  of June 30, 1998  and December 31,
                         1997.

                         On September 3, 1998, KRC, which comprised TransCor s solid waste disposal business, completed the sale of all its outstanding shares of stock to EESI for a purchase price of
                         $57,799,356.     TransCor  received  net  cash  of
                         $18,740,804 plus common stock of EESI of $17,000,000. All outstanding debt of KRC was paid by TransCor from sale proceeds. An escrow fund of $265,000 was established for post closing items.

                         The Pro Forma Financial Information is not necessarily indicative of what the financial condition of KRC would have been had the disposition been completed on the date assumed, nor is such information necessarily indicative of the future financial condition or results of operations of TransCor.





                         The unaudited Pro Forma financial information should be read in conjunction with the explanatory notes thereto, and the consolidated financial statements of TransCor for the six months ended June 30, 1998, included in TransCor s quarterly report on Form 10-Q, and the year ended December 31, 1997, included in TransCor s annual report on Form 10-K, both of which were previously filed with the commission.

                         The historical Statement of Income for the six months ended June 30, 1998, included in KRC s June 30, 1998 quarterly report on Form 10-Q fully reflect the results of operations and the disposition of the solid waste disposal business as a discontinued operation for the period presented. The Pro Forma Balance Sheet information at June 30, 1998, and the Pro Forma Statement of Income information for the year ended December 31, 1997 follows:





                            TransCor Waste Services, Inc.
                   Consolidated Pro-Forma Balance Sheet Information

                                                                Pro Forma
                                      June 30,     Pro Forma     Balance
                                        1998      Adjustments     Sheet
                                     (Unaudited)  (Unaudited)  (Unaudited)
                                     -----------  -----------  -----------

           Current assets:
           ---------------

           Cash and cash  equivalen
                          ts          $4,272,946  $18,740,804  $23,013,750
           Accounts receivable -
             trade, net                1,544,473                 1,544,473

           Costs and estimated
             earnings in excess of
             billings on
             uncompleted contracts       414,893                   414,893

           Deferred income taxes         720,410    (720,410)            0

           Property held for sale        475,681                   475,681
           Other current assets          122,674     265,000       387,674

           Due from affiliate -
             current                   6,703,363  (2,004,184)    4,699,179

           Net assets of
             discontinued solid
             waste management
             operations                4,696,613  (4,696,613)            0
                                     -----------  -----------  -----------

           Total current assets       18,951,053  11,584,597    30,535,650
                                     ===========  ===========  ===========





                            TransCor Waste Services, Inc.
                   Consolidated Pro-Forma Balance Sheet Information
                                     (continued)

                                                                Pro Forma
                                      June 30,     Pro Forma     Balance
                                        1998      Adjustments     Sheet
                                     (Unaudited)  (Unaudited)  (Unaudited)
                                     -----------  -----------  -----------

           Investment in Eastern
             Environmental common
             stock                       ---      17,000,000    17,000,000

           Property and equipment,
             net                         323,195                   323,195
           Due from affiliate          4,040,110                 4,040,110
                                     -----------  -----------  -----------

                Total Assets         $23,314,358  $28,584,597  $51,898,955
                                     ===========  ===========  ===========





                            TransCor Waste Services, Inc.
                   Consolidated Pro-Forma Balance Sheet Information

                                                                Pro Forma
                                      June 30,     Pro Forma     Balance
                                        1998      Adjustments     Sheet
                                     (Unaudited)  (Unaudited)  (Unaudited)
                                     -----------  -----------  -----------

           Current Liabilities:
           -------------------

           Accounts payable trade     $1,097,844                $1,097,844
           Income tax payable          2,052,855  13,412,460    15,465,315

           Accrued expenses            1,163,972     939,890     2,103,862

           Billing in excess of
             costs and estimated
             earnings on
             uncompleted contracts       225,563                   225,563
                                     -----------               -----------

           Total current
             liabilities               4,540,234  14,352,350    18,892,584
           Long-term debt, net of
             current maturities        2,003,258                 2,003,258

           Deferred income taxes       2,267,742  (2,267,742)            0
                                     -----------  -----------  -----------

           Total liabilities           8,811,234   12,084,608   20,895,842
                                     ===========  ===========  ===========





                            TransCor Waste Services, Inc.
                   Consolidated Pro-Forma Balance Sheet Information
                                     (continued)

                                                                Pro Forma
                                      June 30,     Pro Forma     Balance
                                        1998      Adjustments     Sheet
                                     (Unaudited)  (Unaudited)  (Unaudited)
                                     -----------  -----------  -----------

           Current Liabilities:
           -------------------

           Stockholders  equity:
           Preferred stock, $.001
             par value;1,000,000
             shares authorized;
             none issued and
             outstanding                 ---          ---          ---

           Capital stock, $.001 par
             value; 10,000,000
             shares authorized;
             4,010,000 shares
             issued and 4,000,000
             shares outstanding           4,010                     4,010

           Capital in excess of par
             value                   12,193,547                12,193,547

           Retained earnings
             (deficit)                2,353,573   16,499,989   18,853,562
                                     -----------  -----------  -----------
                                     14,551,130   16,499,989   31,051,119

           Less treasury stock, at
             cost (10,000 shares)       (48,006)                  (48,006)
                                     -----------               -----------

           Total stockholders
             equity                  14,503,124   16,499,989   31,003,113


           Total liabilities and
             stockholders  equity   $23,314,358  $28,584,597  $51,898,955
                                     ===========  ===========  ===========





                            TransCor Waste Services, Inc.
                Consolidated Pro-Forma Statement of Income Information

                                         Year Ended December 31, 1997
                                    Historical   Disposition    Pro Forma
                                     Financial   of Business     Income
                                    Information                 Statement


           Revenue                   $43,829,908 $32,593,948  $11,235,960
           Outside services, at
             cost                     1,730,652            0    1,730,652
           Net Revenue               42,099,256   32,593,948    9,505,308

           Cost of Revenue earned    35,009,965   27,536,634    7,473,331
           Selling, general, and
             administrative
             expenses                 9,273,740     8,326,279     947,461

           Operating income
           (loss)                    (2,184,449)  (3,268,965)   1,084,516

           Interest expense
             (income), net            1,137,965    1,408,763     (270,798)
                                     -----------  -----------  -----------

           Income (loss) before
             provision for income
               taxes                 (3,322,414)  (4,677,728)   1,355,314

           Provision for income
             taxes (benefit)         (1,258,019)  (1,735,075)     477,056
                                     -----------  -----------  -----------
           Net income (loss)        ($2,064,395) ($2,942,653)     $878,258
                                     =========== ============  ===========





                            TransCor Waste Services, Inc.
            Consolidated Pro-Forma Statement of Income Information
                                     (continued)

                                         Year Ended December 31, 1997
                                     Historical   Disposition   Pro Forma
                                      Financial   of Business    Income
                                     Information                Statement

           Share data:
             Basic income (loss)
             per share                    (0.52)       (0.74)         0.22
                                     ===========  ===========  ===========
             Diluted income (loss)
             per share                    (0.52)       (0.74)         0.22
                                     ===========  ===========  ===========

           Weighted average number
             of shares outstanding
             used in computations:
                     Basic             4,000,000    4,000,000    4,000,000
                                     ===========  ===========   ==========
                     Diluted           4,000,000    4,000,000    4,000,000
                                     ===========  ===========  ===========





                            TransCor Waste Services, Inc.
                 Explanatory Notes to Pro Forma Financial Information
                                     (Unaudited)

          The Pro Forma Balance Sheet Information assumed that the transaction was completed on June 30, 1998 and reflects that $15,064,842 of the proceeds received from the sale were utilized to repay KRC s outstanding debt obligations secured by the assets sold. The debt was included in net assets of discontinued operations at June 30, 1998.

          The  reduction  of the  amount   Due  from affiliate  -  current
          reflects the assumption by TransCor of KRC s amounts due to affiliates.

          The change to retained earnings reflects the gain on the sale net of tax of approximately 39%.

          The Pro Forma Statement of Income Information for the year ended December 31, 1997 assumes that the disposal of the solid waste business occurred on December 31, 1996, the end of the Company s 1996 fiscal year. The effective tax rate utilized in the disposition of the segment was 39%.

               (c)  Exhibits

                    Exhibit 1 -    Press Release dated July 23, 1998
                                   (Previously filed)
                    Exhibit 2 -    Stock Purchase Agreement dated  July 17,
                                   1998
                                   (Previously filed)
                    Exhibit 3 -    Press Release dated September 14, 1998
                                   (Previously filed)
                    Exhibit 4 -    Supplemental Agreement to Stock Purchase
                                   Agreement dated August 3, 1998
                                   (Previously filed)

                                      SIGNATURES
                                     -----------

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        TRANSCOR WASTE SERVICES, INC.
                                        -----------------------------

          Dated:    November 2, 1998
                    ----------------
                                        By:  /s/ Joseph M. Williams
                                        ---------------------------
                                        Name:     Joseph M. Williams
                                        Title:    President